UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2005



                              SONOMA VALLEY BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


    California                   000-31929                     68-0454068
    ----------                   ---------                     ----------
  (State or other           (Commission File No.)            (I.R.S. Employer
   jurisdiction                                             Identification No.)
 of incorporation)



                 202 West Napa Street, Sonoma, California    95476
                 ---------------------------------------------------
                 (Address of principal executive offices)  (Zip Code)

                                 (707) 935-3200
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under   the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under   the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
------------------------

Item 8.01  Other Events

     Sonoma Valley Bancorp declared a twenty-five cent ($0.25) per share cash dividend on February 17, 2005. The cash dividend is payable to shareholders of record on March 1, 2005 and will be paid on March 15, 2005. For more information, please see the press release attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01  Financial Statements and Exhibits

         Exhibit No.              Exhibit Description
         -----------              -------------------

         99 Press release dated February 17, 2005 titled "Sonoma Valley Bancorp Declares Cash Dividend"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SONOMA VALLEY BANCORP,
                                            a California Corporation


Dated:  February 18, 2005                   /s/ Mel Switzer, Jr.
        -----------------                   ------------------------------------
                                            Mel Switzer, Jr.,
                                            Chief Executive Officer

                                  EXHIBIT INDEX


         Exhibit No.              Description
         -----------              -----------

              99 Press release dated February 17, 2005 titled "Sonoma Valley Bancorp Declares Cash Dividend"